                             OCC ACCUMULATION TRUST

                            o  MID CAP PORTFOLIO

                                 ANNUAL REPORT
                                      1998

                                                              MANAGED BY

                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                     [LOGO]

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust in 1998, a year of generally favorable returns in both the stock and bond markets.

     As measured by the Standard & Poor's 500 Index, the U.S. stock market continued its remarkable advance, benefiting from a sustained U.S. economic environment of moderate growth, declining interest rates and extremely low inflation. The total return of that index was 28.6% in 1998, the fourth consecutive year in which the S&P 500 has increased more than 20%.

     Although economic conditions in Asia, Russia and Latin America were less than robust, non-U.S. stock markets delivered positive returns on balance, but in many cases with a high degree of price volatility. The total return of Morgan Stanley Capital International's World Index was 24.3% in U.S. dollars.

     Fixed income securities also provided generally strong results in 1998, benefiting from declining interest rates and low inflation. Long-term U.S. Treasury bonds led the way, with their prices being bid up by investors wanting to own the safest fixed income securities at a time of global economic uncertainty.

     Beneath the surface, however, there were many crosscurrents in the U.S. stock market. The year's sharp increase for the S&P 500 Index was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Wilshire Midcap 750 Index was up only 3.7% in 1998, while the Russell 2000 Index, a benchmark of small company stocks in the U.S., declined 2.6%. The strong relative performance of large versus small stocks reflected the preference of many investors for owning highly liquid large issues--especially those with predictable earnings--at a time when the international economic outlook is uncertain and widespread concern exists that the rate of economic growth in the U.S. may be slowing.

     There was also a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The S&P 500/BARRA Growth Index rose 42.2% in 1998 while the S&P 500/BARRA Value Index increased 14.7%. Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that are inexpensive languished or even fell in price, while some growth stocks with high valuations became even more expensive.

     Even though we employ a value philosophy of investing, we are not against growth. Indeed, we always want to buy good businesses that are growing. It is just that we are against paying too much for that growth. Overpaying adds to risk and makes it harder to achieve long-term profit.

     The ebbs and flows of growth and value are part of the fabric of markets. We do not know when the stock market will swing back to value, but we believe it will swing back. Meanwhile, we will stick with our disciplined value philosophy because it has proven itself over time and because it offers a way to participate in the stock market without taking excessive risk. In other words, we will continue to invest carefully for the long term, rather than chase after those growth stocks that we believe to be overvalued or buy companies that are in vogue.

     We believe our style works over time precisely because it is based on investing in quality companies at prices below their inherent worth. While our style sometimes requires patience, we believe the inherent value of a company--which is based on earnings, cash flow, strength of balance sheet, competitive strengths, business outlook and other factors--almost always ends up being reflected in the share price.

     The objective of our strategy is to generate excellent returns over time. We believe our approach is well suited for the long-term investor seeking to achieve favorable returns in the stock market without taking large risks.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO

     The Mid Cap Portfolio invests in companies with stock market capitalizations--that is, the total market value of a company's common shares outstanding--between $500 million and $5 billion at time of purchase. We formed this portfolio on February 9, 1998 to broaden the range of investment choices available to investors in the Trust.

     Many mid cap companies have strong growth records and are run by management teams that own a large percentage of the stock, providing an incentive to increase shareholder value. However, these companies are often overlooked because they fall between the typical large cap and small cap investment portfolio. We believe the relative lack of analyst coverage for mid cap stocks offers opportunities to find undervalued issues not yet recognized by other investors.

     However, the mid cap sector did not perform well in 1998 because of the stock market's strong orientation during the year toward large growth stocks. The Portfolio declined 1.6% from its inception on February 9 through the end of the year. This compared with a total return of 1.3% during the same period for the Wilshire Midcap 750 Index with dividends included (Wilshire 750). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization.

     The Portfolio is focused on long-term investment in undervalued quality companies with high cash flow and favorable business prospects. We believe two of the most important long-term drivers of a company's stock price are five-year average return on equity and five-year earnings per share growth. In that regard, the companies we own have significantly higher return on equity than, and comparable earnings per share growth to, the average of the stocks in the S&P 500 Index. Yet, the shares of the companies we own carry price/earnings ratios well below the average of the stocks in the 500 Index. We remain optimistic that investments in quality undervalued businesses will generate superior returns over time.

     We find many attractive values in the mid cap sector at this time. In the second half of the year, we established new positions in the common stocks of Air Express International Corp., Conseco, Inc., Eagle USA Airfreight, Inc., EG&G, Inc., EXEL Ltd., Oak Industries, Inc., PartnerRe Ltd. and Prologis Trust. Air Express International illustrates our philosophy of investing in quality companies that we believe to be significantly undervalued. Serving international shippers, the company provides freight forwarding and logistics services that combine air, ocean and ground transportation with warehousing and distribution. The company has only modest capital requirements and generates significant free cash flow. Even though the company continues to benefit from the growth of international trade, the stock price declined recently because of investor misperceptions about the impact of the Asian financial crisis on its operations. We believe this decline has created an opportunity to invest in this quality company at a low price.

     Eliminations in the second half of the year were General Instrument Corp., International Flavors & Fragrances, Inc., Nuevo Energy Co., Solectron Corp., Unifi, Inc. and W.R. Berkley Corp.

     At the end of December, 97.3% of the Portfolio's net assets were invested in common stocks and 2.7% were in cash and cash equivalents. The Portfolio's five largest holdings at December 31, 1998 were Sabre Group Holdings, Inc., which operates an electronic travel reservations system and provides information technology services, representing 5.3% of the Portfolio's net assets; WPP Group plc (ADR), one of the world's leading advertising and specialty communications services firms, 5.2% of net assets; Shaw Industries, Inc., which manufactures and sells carpets and rugs and also sells other flooring products, 5.1% of net assets; Countrywide Credit Industries, Inc., which originates and services home mortgages, 5.1% of net assets; and ACE Ltd., a Bermuda-based provider of excess directors and officers liability insurance, 4.4% of net assets.

     The Portfolio's top five industry positions at the end of December were in the insurance sector, 23.5% of net assets; electronics, 9.3% of net assets; real estate, 7.2% of net assets; advertising, 6.2% of net assets; and computer services, 5.3% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        OCC ACCUMULATION TRUST MID CAP PORTFOLIO FROM INCEPTION (2/9/98) THROUGH 12/31/98 AND TOTAL RETURN ON WILSHIRE MID CAP 750 UNIVERSE INDEX*

                                 [LINE GRAPH]

         Date     Mid Cap Portfolio   Wilshire Midcap 750 Universe Index*
       --------   -----------------   -----------------------------------
        2/9/98        $10,000                      $10,000
       12/31/98         9,838                       10,128

The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

* With dividends

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------                                                                                         ------------
              U.S. GOVERNMENT AGENCY NOTES -- 2.4%
 $   45,000   Federal Home Loan Mortgage Corp., 5.08%, 1/8/99
              (cost -- $44,955)....................................................................   $   44,955
                                                                                                      ----------
   SHARES
 ----------
              COMMON STOCKS -- 97.3%
              ADVERTISING -- 6.2%
        300   Omnicom Group........................................................................       17,400
      1,600   WPP Group plc ADR....................................................................       98,800
                                                                                                      ----------
                                                                                                         116,200
                                                                                                      ----------
              AUTOMOTIVE -- 3.9%
      2,200   LucasVarity Corp. plc ADR............................................................       73,700
                                                                                                      ----------
              BUILDING & CONSTRUCTION -- 4.7%
        800   Armstrong World Industries, Inc. ....................................................       48,250
      2,600   Oakwood Homes Corp. .................................................................       39,488
                                                                                                      ----------
                                                                                                          87,738
                                                                                                      ----------
              CHEMICALS -- 1.1%
      4,100   Methanex Corp.*......................................................................       20,756
                                                                                                      ----------
              COMPUTER SERVICES -- 5.3%
      2,250   Sabre Group Holdings, Inc.*..........................................................      100,125
                                                                                                      ----------
              CONSUMER PRODUCTS -- 1.4%
      1,400   Polaroid Corp. ......................................................................       26,162
                                                                                                      ----------
              DRUGS & MEDICAL PRODUCTS -- 2.7%
      1,250   Teva Pharmaceutical Industries Ltd. ADR..............................................       50,859
                                                                                                      ----------
              ELECTRONICS -- 9.3%
      2,200   Allegheny Teledyne, Inc. ............................................................       44,963
      1,600   Arrow Electronics, Inc. .............................................................       42,700
      1,100   Avnet, Inc. .........................................................................       66,550
        600   Oak Industries, Inc. ................................................................       21,000
                                                                                                      ----------
                                                                                                         175,213
                                                                                                      ----------
              ENERGY -- 2.6%
      1,600   Anadarko Petroleum Corp. ............................................................       49,400
                                                                                                      ----------
              HOTELS -- 1.2%
      4,800   Homestead Village, Inc.*.............................................................       21,600
                                                                                                      ----------
              INSURANCE -- 23.5%
      2,400   ACE Ltd. ............................................................................       82,650
      2,328   Conseco, Inc. .......................................................................       71,150
        668   Delphi Financial Group, Inc. (Class A)...............................................       35,028
      1,100   EXEL Ltd. ...........................................................................       82,500
      1,950   Everest Reinsurance Holdings, Inc. ..................................................       75,928
        400   PartnerRe Ltd. ......................................................................       18,300
        950   Protective Life Corp. ...............................................................       37,822
      1,100   RenaissanceRe Holdings Ltd. .........................................................       40,287
                                                                                                      ----------
                                                                                                         443,665
                                                                                                      ----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1998

   SHARES                                                                                               VALUE
 ----------                                                                                           ----------
              COMMON STOCKS (CONCLUDED)
              MACHINERY/ENGINEERING -- 3.2%
      1,650   Dover Corp. .........................................................................   $   60,431
                                                                                                      ----------

              MANUFACTURING -- 3.7%
        300   Carlisle Companies, Inc. ............................................................       15,488
      1,825   Crane Co. ...........................................................................       55,092
                                                                                                      ----------
                                                                                                          70,580
                                                                                                      ----------

              MISCELLANEOUS FINANCIAL SERVICES -- 5.1%
      1,900   Countrywide Credit Industries, Inc. .................................................       95,356
                                                                                                      ----------

              PRINTING/PUBLISHING -- 3.5%
      4,800   Hollinger International, Inc. .......................................................       66,900
                                                                                                      ----------

              REAL ESTATE -- 7.2%
      3,300   Prologis Trust.......................................................................       68,475
      5,000   Security Capital Group, Inc. (Class B)*..............................................       67,813
                                                                                                      ----------
                                                                                                         136,288
                                                                                                      ----------

              TECHNOLOGY -- 3.3%
      2,300   Adaptec, Inc.*.......................................................................       40,394
        800   EG&G, Inc. ..........................................................................       22,250
                                                                                                      ----------
                                                                                                          62,644
                                                                                                      ----------

              TEXTILES/APPAREL -- 5.1%
      4,000   Shaw Industries, Inc. ...............................................................       97,000
                                                                                                      ----------

              TRANSPORTATION -- 4.3%
      2,000   Air Express International Corp. .....................................................       43,500
      1,500   Eagle USA Airfreight, Inc. ..........................................................       36,750
                                                                                                      ----------
                                                                                                          80,250
                                                                                                      ----------
              Total Common Stocks (cost -- $1,824,346).............................................    1,834,867
                                                                                                      ----------

              Total Investments (cost -- $1,869,301).....................................       99.7%  $1,879,822
              Other Assets in Excess of Liabilities......................................        0.3        5,202
                                                                                           ---------   ----------
              Total Net Assets...........................................................      100.0%  $1,885,024
                                                                                           ---------   ----------
                                                                                           ---------   ----------

------------------

* Non-income producing security

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investments, at value (cost -- $1,869,301)..........................................................  $  1,879,822
Cash................................................................................................        13,503
Receivable from investment adviser..................................................................         2,078
Dividends receivable................................................................................         1,475
Other assets........................................................................................            93
                                                                                                      ------------
  Total Assets......................................................................................     1,896,971
                                                                                                      ------------

LIABILITIES
Payable for fund shares purchased...................................................................         1,247
Other payables and accrued expenses.................................................................        10,700
                                                                                                      ------------
  Total Liabilities.................................................................................        11,947
                                                                                                      ------------
  Total Net Assets..................................................................................  $  1,885,024
                                                                                                      ------------
                                                                                                      ------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)..........................................................................  $      1,925
Paid-in-capital in excess of par....................................................................     1,880,997
Accumulated net realized loss on investments........................................................        (8,419)
Net unrealized appreciation on investments..........................................................        10,521
                                                                                                      ------------
  Total Net Assets..................................................................................  $  1,885,024
                                                                                                      ------------
                                                                                                      ------------
Fund shares outstanding.............................................................................       192,501
                                                                                                      ------------
Net asset value per share...........................................................................  $       9.79
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
  FOR THE PERIOD FEBRUARY 9, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
                                      1998

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $274).................................................  $  13,300
  Interest.............................................................................................      7,738
                                                                                                         ---------
     Total investment income...........................................................................     21,038
                                                                                                         ---------

OPERATING EXPENSES
  Custodian fees.......................................................................................     13,332
  Reports and notices to shareholders..................................................................     12,024
  Investment advisory fees.............................................................................      9,473
  Audit fees...........................................................................................      8,423
  Transfer and dividend disbursing agent fees..........................................................      6,294
  Miscellaneous........................................................................................      1,186
                                                                                                         ---------
     Total operating expenses..........................................................................     50,732
     Less: Investment advisory fees waived and expenses assumed........................................    (38,307)
     Less: Expenses offset.............................................................................       (583)
                                                                                                         ---------
       Net operating expenses..........................................................................     11,842
                                                                                                         ---------
       Net investment income...........................................................................      9,196
                                                                                                         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
  Net realized loss on investments.....................................................................     (8,419)
  Net unrealized appreciation on investments...........................................................     10,521
                                                                                                         ---------
       Net realized loss and unrealized appreciation on investments....................................      2,102
                                                                                                         ---------
Net increase in net assets resulting from operations...................................................  $  11,298
                                                                                                         ---------
                                                                                                         ---------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE PERIOD
                                                                                                  FEBRUARY 9,
                                                                                                   1998 (1)
                                                                                                TO DECEMBER 31, 1998
                                                                                                --------------------
OPERATIONS

Net investment income........................................................................        $    9,196
Net realized loss on investments.............................................................            (8,419)
Net unrealized appreciation on investments...................................................            10,521
                                                                                                     ----------
  Net increase in net assets resulting from operations.......................................            11,298
                                                                                                     ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income........................................................................            (9,196)
Net realized gains...........................................................................                --
                                                                                                     ----------
  Total dividends and distributions to shareholders..........................................            (9,196)
                                                                                                     ----------

FUND SHARE TRANSACTIONS

Net proceeds from sales......................................................................         2,061,371
Reinvestment of dividends and distributions..................................................             4,411
Cost of shares redeemed......................................................................          (182,860)
                                                                                                     ----------
  Net increase in net assets from fund share transactions....................................         1,882,922
                                                                                                     ----------

     Total increase in net assets............................................................         1,885,024

NET ASSETS

Beginning of period..........................................................................                --
                                                                                                     ----------
End of period (including undistributed net investment income of $0)..........................        $1,885,024
                                                                                                     ----------
                                                                                                     ----------

SHARES ISSUED AND REDEEMED

Issued.......................................................................................           211,535
Issued in reinvestment of dividends and distributions........................................               451
Redeemed.....................................................................................           (19,485)
                                                                                                     ----------
  Net increase...............................................................................           192,501
                                                                                                     ----------
                                                                                                     ----------

------------------

(1) Commencement of operations

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

     The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At December 31, 1998, the Portfolio did not have any permanent book-tax differences.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                               DECEMBER 31, 1998

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSES OFFSET

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balanaces earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' FEES AND EXPENSES

     On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve for a minimum of seven years (or such lessor period as may be approved by the board) to become eligible to receive benefits. The effective date of the retirement plan is January 1, 1999, therefore, no expenses have been accrued for the year ended December 31, 1998.

(2) INVESTMENT ADVISORY FEE

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis. For the period
February 9, 1998 (commencement of operations) to December 31, 1998, the Adviser waived $9,473 in investment advisory fees and assumed $28,834 in operating expenses for the Portfolio.

(3) PURCHASES AND SALES OF SECURITIES

     For the period February 9, 1998 (commencement of operations) to December 31, 1998, purchases and sales of investment securities, other than short-term securities, were $2,297,854 and $465,086, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $157,038, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $148,379, and net unrealized appreciation for Federal income tax purposes is $8,659. Federal income tax cost basis of portfolio securities is $1,871,163 at December 31, 1998.

(5) CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the Mid Cap Portfolio's accumulated net realized capital losses available as a reduction against future net realized capital gains for Federal income tax purposes were $737, which will expire in 2006. To the extent that these capital loss carryforwards are used to offset future net realized gains, the gains offset will not be distributed to shareholders. Net capital losses of $5,820 which were incurred after October 31, 1998 are deemed to arise on the first business day of the following year.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                FEBRUARY 9, 1998 (1)
                                                                                                TO DECEMBER 31, 1998
                                                                                                -----------------------
Net asset value, beginning of period........................................................          $     10.00
                                                                                                      -----------
Income from investment operations:
  Net investment income.....................................................................                 0.05
  Net realized and unrealized loss on investments...........................................                (0.21)
                                                                                                      -----------
     Total loss from investment operations..................................................                (0.16)
                                                                                                      -----------
Dividends and distributions to shareholders:
  Dividends to shareholders from net investment income......................................                (0.05)
  Distributions to shareholders from net realized gains.....................................                   --
                                                                                                      -----------
     Total dividends and distributions to shareholders......................................                (0.05)
                                                                                                      -----------
Net asset value, end of period..............................................................          $      9.79
                                                                                                      -----------
                                                                                                      -----------
Total return (2)............................................................................                (1.6%)
                                                                                                      -----------
                                                                                                      -----------
Net assets, end of period...................................................................          $ 1,885,024
                                                                                                      -----------
Ratio of net operating expenses to average net assets (3,4,5,6).............................                1.05%
                                                                                                      -----------
Ratio of net investment income to average net assets (3,4,6)................................                0.78%
                                                                                                      -----------
Portfolio turnover rate.....................................................................                  38%
                                                                                                      -----------

------------------
(1) Commencement of operations
(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown.
(3) Annualized
(4) Average net assets for the period February 9, 1998 (commencement of operations) to December 31, 1998 were $1,325,812.
(5) Ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).
(6) During the period noted above, the Adviser waived its fee and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 4.28% and (2.46%), annualized, respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Mid Cap Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the six portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 12, 1999

                             OCC ACCUMULATION TRUST
                           TWO WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President

Paul Y. Clinton..........................................  Trustee

Thomas W. Courtney.......................................  Trustee

Lacy B. Herrmann.........................................  Trustee

George Loft..............................................  Trustee

Bernard H. Garil.........................................  Vice President

Gavin Albert.............................................  Vice President and Portfolio Manager

John C. Giusio, Jr.......................................  Vice President

Richard J. Glasebrook, II................................  Vice President and Portfolio Manager

Louis Goldstein..........................................  Vice President and Portfolio Manager

Alan Gutmann.............................................  Vice President and Portfolio Manager

Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager

Vikki Hanges.............................................  Vice President and Portfolio Manager

Timothy J. McCormack.....................................  Vice President and Portfolio Manager

Eileen P. Rominger.......................................  Vice President and Portfolio Manager

James Sheldon............................................  Vice President and Portfolio Manager

Richard L. Peteka........................................  Treasurer

Deborah Kaback...........................................  Secretary

Robert J. Brault.........................................  Assistant Treasurer


INVESTMENT ADVISER

OpCap Advisors
Two World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.